As filed with the Securities and Exchange Commission on June 14, 2001
                                                Registration No. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ---------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   ---------

                          MOLECULAR DEVICES CORPORATION
             (Exact name of registrant as specified in its charter)

        DELAWARE                                    94-2914362
(State of Incorporation)                 (I.R.S. Employer Identification No.)

                                   ---------

                               1311 ORLEANS DRIVE
                               SUNNYVALE, CA 94089
                    (Address of principal executive offices)

                                   ---------

                             1995 STOCK OPTION PLAN
                            (Full title of the plans)

                             JOSEPH D. KEEGAN, PH.D.
                      CHIEF EXECUTIVE OFFICER AND PRESIDENT
                          MOLECULAR DEVICES CORPORATION
                               1311 ORLEANS DRIVE
                               SUNNYVALE, CA 94089
                                 (408) 747-1700
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   ---------

                                   Copies to:

                              JAMES C. KITCH, ESQ.
                          SUZANNE SAWOCHKA HOOPER, ESQ.
                               COOLEY GODWARD LLP
                                FIVE PALO SQUARE
                               3000 EL CAMINO REAL
                               PALO ALTO, CA 94306
                                 (650) 843-5000

                                   ---------

                        CALCULATION OF REGISTRATION FEE

==========================================================================================================================
                                                           PROPOSED MAXIMUM      PROPOSED MAXIMUM
  TITLE OF SECURITIES                                          OFFERING              AGGREGATE              AMOUNT OF
    TO BE REGISTERED          AMOUNT TO BE REGISTERED      PRICE PER SHARE (1)   OFFERING PRICE (1)      REGISTRATION FEE
-------------------------------------------------------------------------------------------------------------------------
 Stock Options and Common
 Stock (par value $.001)        1,000,000 shares            $20.985-$22.95          $21,722,417               $5,431
==========================================================================================================================

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h). The price per share and aggregate offering price are based upon (a) the weighted average exercise price for shares subject to outstanding options granted pursuant to Registrant's 1995 Stock Option Plan and (b) the average of the high and low prices of Registrant's Common Stock on June 12, 2001 as reported on the Nasdaq National Market.

The chart below details the calculation of the registration fee:

=======================================================================================================
                                                          OFFERING PRICE PER      AGGREGATE OFFERING
         SECURITIES                 NUMBER OF SHARES            SHARE                   PRICE
-------------------------------------------------------------------------------------------------------
Shares issuable pursuant to
outstanding options under the
1995 Stock Option Plan                   375,276             $22.95(1)(a)              $8,612,584

Shares issuable pursuant to the
1995 Stock Option Plan                   624,724             $20.985(1)(b)            $13,109,833

Proposed Maximum Offering Price                                                       $21,722,417

Registration Fee                                                                           $5,431
=======================================================================================================

                    INCORPORATION BY REFERENCE OF CONTENTS OF
                REGISTRATION STATEMENT ON FORM S-8 NO. 333-86159

     The contents of Registration Statement on Form S-8 No. 333-86159 filed with the Securities and Exchange Commission on August 30, 1999 are incorporated by reference herein.

                                    EXHIBITS

EXHIBIT
NUMBER
 5.1           Opinion of Cooley Godward LLP.
23.1           Consent of Ernst & Young LLP, Independent Auditors.
23.2           Consent of PricewaterhouseCoopers LLP, Independent Accountants.
23.3           Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this
               Registration Statement.
24.1           Power of Attorney is contained on the signature pages.
99.1           1995 Stock Option Plan, as amended.



                                       1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California, on June 14, 2001.

                                    MOLECULAR DEVICES CORPORATION

                                    By: /s/ JOSEPH D. KEEGAN, PH.D
                                        ----------------------------------------
                                        Joseph D. Keegan, Ph.D.
                                        President and Chief Executive Officer




                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joseph D. Keegan, Ph.D. and Timothy A. Harkness, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.



                                       2.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

               SIGNATURE                                          TITLE                                   DATE
     /s/ JOSEPH D. KEEGAN, PH.D                       President, Chief Executive Officer              June 14, 2001
---------------------------------------               and Director (Principal Executive
        JOSEPH D. KEEGAN, PH.D.                       Officer)

       /s/ TIMOTHY A. HARKNESS                        Vice President, Finance and Chief               June 14, 2001
---------------------------------------               Financial Officer (Principal
          TIMOTHY A. HARKNESS                         Financial and Accounting Officer)

          /s/ MOSHE H. ALAFI                          Director                                        June 14, 2001
---------------------------------------
            MOSHE H. ALAFI

        /s/ DAVID L. ANDERSON                         Director                                        June 14, 2001
---------------------------------------
           DAVID L. ANDERSON

        /s/ A. BLAINE BOWMAN                          Director                                        June 14, 2001
---------------------------------------
           A. BLAINE BOWMAN

       /s/ PAUL GODDARD, PH.D.                        Director                                        June 14, 2001
---------------------------------------
          PAUL GODDARD, PH.D.

         /s/ ANDRE F. MARION                          Director                                        June 14, 2001
---------------------------------------
            ANDRE F. MARION

    /s/ HARDEN M. MCCONNELL, PH.D.                    Director                                        June 14, 2001
---------------------------------------
       HARDEN M. MCCONNELL, PH.D.

       /s/ J. ALLAN WAITZ, PH.D                       Director                                        June 14, 2001
---------------------------------------
         J. ALLAN WAITZ, PH.D.





                                       3.

                                  EXHIBIT INDEX

EXHIBIT
NUMBER
 5.1           Opinion of Cooley Godward LLP.
23.1           Consent of Ernst & Young LLP, Independent Auditors.
23.2           Consent of PricewaterhouseCoopers LLP, Independent Accountants.
23.3           Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this
               Registration Statement.
24.1           Power of Attorney is contained on the signature pages.
99.1           1995 Stock Option Plan, as amended.